Exhibit 31

ITRONICS INC.

CERTIFICATION PURSUANT TO

SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, John W. Whitney, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Itronics Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The small business issuer’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the small business issuer and have:

           (a)Designed such disclosure controls, or caused such disclosure controls and              procedures to be designed under our supervision, to ensure that material              information relating to the small business issuer, including its consolidated              subsidiaries, is made known to us by others within those entities, particularly              during the period in which this quarterly report is being prepared;

          (b)Designed such internal control over financial reporting, or caused such internal             control over financial reporting to be designed under our supervision, to provide             reasonable assurance regarding the reliability of financial reporting and the             preparation of financial statements for external purposes in accordance with             generally accepted accounting principles;

(c) Evaluated the effectiveness of the small business issuer’s disclosure controls   and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5. The small business issuer’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of small business issuer’s board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation             of internal controls over financial reporting which are reasonably likely to             adversely affect the small business issuer’s ability to record, process, summarize              and report financial information; and

          (b)Any fraud, whether or not material, that involves management or other employees             who have a significant role in the small business issuer’s internal control over             financial reporting.

Date: August 13, 2003                        /S/ JOHN W. WHITNEY

                                               John W. Whitney

                                               Chief Executive Officer

                                               Chief Financial Officer

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